                               AMENDMENT NO. 2 TO
                 2004 SENIOR UNSECURED LINE OF CREDIT AGREEMENT

     AMENDMENT NO. 2, dated as of February 17, 2006 (the "Amendment"), to the
2004 SENIOR UNSECURED LINE OF CREDIT AGREEMENT, dated as of July 9, 2004 (as previously amended, the "Line of Credit Agreement"), between REVLON CONSUMER
PRODUCTS CORPORATION (the "Borrower") and MACANDREWS & FORBES INC. (formerly known as MacAndrews & Forbes Holdings Inc.) (the "Lender").

     NOW THEREFORE, in consideration of the premises and the agreements herein, the Borrower hereby agrees with the Lender as follows:

     1. Definitions. All terms used herein which are defined in the Line of
Credit Agreement and not otherwise defined herein are used herein as defined therein.

     2. Amendments.

        (a) The definition of "Termination Date" in Section 1.1 of the Line of
     Credit Agreement is hereby deleted in its entirety and replaced with the following:

        "Termination Date" means the date that Revlon consummates an issuance, or aggregate issuances, of equity in the amount of $185,000,000 after the date hereof, or, if earlier, the date upon which the Commitment shall terminate in accordance with the terms hereof.

     3. Condition to Effectiveness. This Amendment shall become effective on and as of the date first written above.

     4. Continued Effectiveness of the Line of Credit Agreement. Except as
otherwise expressly provided herein, the Line of Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Line of Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Line of Credit Agreement shall mean the
Line of Credit Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Line of Credit Agreement.

     5. Counterparts. This Amendment maybe executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     6. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                           REVLON CONSUMER PRODUCTS CORPORATION

                           By:   /s/ Robert K. Kretzman
                               -----------------------------------------
                               Name:  Robert K. Kretzman
                               Title: Executive Vice President
                                      Chief Legal Officer

                           MACANDREWS & FORBES INC.
                           (f/k/a MacAndrews & Forbes Holdings Inc.)

                           By:  /s/ Todd J. Slotkin
                               -----------------------------------------
                               Name:  Todd J. Slotkin
                               Title: Executive Vice President and
                                      Chief Financial Officer